United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2013

Fidelity National Information Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

001-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Appointment of Officer; Departure of Officer.

On March 18, 2013, Fidelity National Information Services, Inc. (“FIS”) announced that James W. Woodall has been named Chief Financial Officer (CFO), effective immediately.  Woodall will have enterprise-wide oversight of all aspects of FIS’ financial operations, including the controllership, treasury, investor relations, financial planning and analysis and corporate development functions, in addition to FIS’ capital allocation strategy.

Mr. Woodall, 43,  has served as senior vice president, chief accounting officer and controller for FIS since July 2008 and was responsible for managing all FIS accounting functions including accounting policy, internal and external financial reporting, financial planning and analysis, and Sarbanes-Oxley compliance.  Over the past two years, Woodall has taken on an increasingly expanded role in investor communications, capital allocation strategy, capital committee and executive committee. Mr. Woodall previously served as Vice President, Finance of Eclipsys beginning in 2007. Prior to Eclipsys, Mr. Woodall was the Executive Director and Controller of AT&T’s southeast region and held finance roles of increasing responsibility since 2001. Prior to AT&T, Mr. Woodall worked for PricewaterhouseCoopers, serving technology and communications clients.

In consideration of Mr. Woodall's new role, the Company and Mr. Woodall have agreed to amend his employment agreement to provide that his base salary shall be $450,000 per year, an increase from $330,000, and that his target annual bonus shall be no less than 100% of his annual base salary, with a maximum of up to 200% of his annual base salary, an increase from 75% and 150% of such amounts at present.  Mr. Woodall's target and maximum bonus will be prorated for 2013.

A copy of the related press release is attached as Exhibit 99.1 hereto.

As previously announced, Michael D. Hayford, until today the Corporate Executive Vice President and Chief Financial Officer of the Company (the “Executive”), will retire effective June 28, 2013. With the appointment of Mr. Woodall, Mr. Hayford will cease to serve as Corporate Executive Vice President and Chief Financial Officer effective March 18, 2013.

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Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: March 18, 2013	By:	/s/ Michael P. Oates
	Name:	Michael P. Oates
	Title:	Corporate Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press release

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